THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED PURSUANT THERETO, NOR HAVE THE SECURITIES BEEN QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THE SECURITIES RECEIVED HEREBY MAY NOT BE RESOLD OR TRANSFERRED BY A SHAREHOLDER UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.


                      	WARRANT CERTIFICATE

       	For Purchase of Shares of Class A Common Stock

                              	of

                    	BERRY PETROLEUM COMPANY

                       	November 14, 1996


    	THIS CERTIFIES THAT, for value received, TANNEHILL OIL COMPANY, a California general partnership ("Warrant Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase from BERRY PETROLEUM COMPANY, a Delaware corporation (the "Company"), one hundred thousand (100,000) fully paid and nonassessable shares (which number is hereinafter sometimes referred to as the "Initial Exercise Number") of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"), upon presentation and surrender of this Warrant Certificate, together with a completed and executed Election to Purchase in the form attached hereto, at any time during the Exercise Period (as hereinafter defined), at the principal office of the Company and upon payment therefore to the Company of the purchase price by wire transfer, cash or certified check, in lawful money of the United States of America. The Initial Exercise Number shall be subject to adjustment as hereinafter set forth.

    	This Warrant ("Warrant") is issued to the Warrant Holder in partial consideration for the transactions set forth in the Purchase and Sale Agreement (the "Agreement"), dated as of November 14, 1996, by and between the Company, the Warrant Holder and the individual partners of the Warrant Holder.

    	In certain contingencies provided for below, the number of shares of Common Stock subject to purchase hereunder or the purchase price thereof are subject to adjustment, but the shares of Common Stock of the Company subject to purchase hereunder are the shares of such stock of the Company as they may exist on the date of the exercise of this Warrant, whether or not the rights or interests represented by such shares are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized as of the date hereof.

    	This Warrant is subject to the following terms and conditions:

  	1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the holder hereof, in whole at any time, or in part from time to time (but not as to a fractional share of Common Stock) during the Exercise Period (as defined below). In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder. The term "Exercise Period" shall mean and refer to the period commencing on the date hereof and ending on November 8, 2003.

  	2. Price. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant (the "Exercise Price") shall be equal to the Market Value (as defined below), plus two dollars ($2.00) per share in funds of the United States of America (or shall be such other amount per share if and as adjusted as provided in Section 3 below). The term
"Market Value" shall mean the average closing price per share of Class A
Common Stock traded on the New York Stock Exchange for the twenty (20) trading days prior to the trading day before the closing of the transactions contemplated by the Agreement (the "Closing"). For example, assuming the respective closing prices of the Class A Common Stock for the twenty (20) trading days prior to Closing are as follows:

     		10/15  		$11-1/2     		10/3   		$11
     		10/14	  	$11-1/2	     	10/2   		$11-1/2
     		10/11	  	$11-3/4     		10/1	   	$11-3/4
     		10/10  		$11-3/4	     	9/30    	$12
     		10/9	   	$11-1/2	     	9/27	   	$12
     		10/8	   	$11	        		9/26	   	$11-3/4
     		10/7   		$11-1/4	     	9/25	   	$11-1/2
     		10/6   		$11	        		9/24	   	$11-1/2
     		10/5	   	$11-3/4	     	9/23	   	$11-1/4
     		10/4   		$11-1/2     		9/22	   	$11-1/4

the aggregate total of the closing prices is 230 and the average closing price per share is equal to 11.5 (i.e., 230 / 20). Pursuant to the above calculation and utilizing November 13, 1996, as the last trading day before the closing of the transaction contemplated herein, the Exercise Price per share shall be $14.06.

    	3.	Adjustments to Exercise Price and Number of Shares.

  		3.1	The Exercise Price and number of shares of Common Stock purchasable pursuant to the exercise of this Warrant shall be subject to adjustment from time to time as follows:

   			a. Adjustment for Combinations or Consolidations of Common Stock.
In the event the Company, at any time after the date hereof (hereinafter referred to as the "Original Issue Date"), effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares, then and in each such event, the Exercise Price and the number of shares of Common Stock purchasable pursuant to the exercise of this Warrant shall be decreased or increased, respectively, proportionately.

   			b. Adjustment for Certain Dividends and Distributions.  In the
event the Company at any time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment to such number) of
Common Stock issuable in payment of such dividend or distribution shall be deemed to be issued and outstanding as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.  In each such event, the Exercise Price shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price by a fraction,

  		(1) the numerator of which shall be the total number of shares of Common
Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

  		(2) the denominator of which shall be the total number of shares of
Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to paragraph 3.1(b) as of the time of actual payment of such dividends or distribution.

   			c. Adjustments for Reclassifications and for Other Dividends and
Distributions.  In the event the Company at any time after the Original Issue
Date shall effect a reclassification of its Common Stock (other than one resulting in the issuance of additional shares of Common Stock) or shall make or issue, or fix a record date for the determination of
holders of Common Stock entitled to receive, a dividend or other distribution to its stockholders payable in securities of the Company other than shares of
Common Stock, then and in each such event provision shall be made so that the holder of this Warrant shall receive, upon exercise thereof, the securities of the Company which such holder would have received had this Warrant been exercised and the Common Stock issuable on exercise been received on the date of such event.

 		3.2 Upon any adjustment of the Exercise Price and of the number of shares of Common Stock and, if applicable, other securities and property issuable upon exercise of this Warrant, pursuant to this Section 3, the Company, within twenty (20) days thereafter, shall cause to be prepared a certificate of the Chief Financial Officer of the Company setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation used.

 		3.3 In case:

   			a. The Company shall authorize the issuance to all holders of
Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

   			b. the Company shall authorize the distribution to all holders of
Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock); or

   			c. of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

   			d. of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

   			e. the Company proposes to take any other action which would require an adjustment of the Exercise Price or number or kind of shares issuable upon exercise of this Warrant, pursuant to this Section 3;

then the Company shall cause to be given to the registered holder of the outstanding Warrant at its address in the records of the Company at least thirty (30) calendar days (or fifteen (15) calendar days in any case specified in paragraph a or b above) prior to the applicable record date hereinafter specified, by first-class mail, postage prepaid, written notice stating
(i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any rights, warrants or distribution are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up.

  		3.4 Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant initially issued.

   	4. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock, but will make a payment in cash based on the Exercise Price in effect at that time.

   	5. Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any stockholder and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the Exercise Period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

   	6. Restrictions on Transferability of Securities; Compliance with Securities Act.

  		6.1 Restrictions on Transferability.  This Warrant and shares of Common
Stock issuable upon exercise of this Warrant are restricted shares and shall not be transferable, except upon the conditions specified in this Section 6, which conditions are intended to insure compliance with the provisions of the
Securities Act of 1933, as amended (the "Securities Act").  The holder of this Warrant shall cause any proposed transferee of this Warrant, or the shares of Common Stock issuable upon exercise of this Warrant held by that holder, to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 6.

  		6.2 Certain Definitions.  As used in this Section 6, the term "Restricted
Securities" means (i) the Warrants, (ii) the shares of Common Stock issuable or issued upon exercise of the Warrants, and (iii) any shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of the Warrants or such shares of Common Stock.

  		6.3 Restrictive Legend.  Each certificate representing (i) the Warrants,
(ii) shares of the Company's Common Stock issued upon exercise of the
Warrants, or (iii) any other securities issued in respect of the Warrants or the Common Stock issued upon exercise of the

Warrants upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR HAVE THE SECURITIES BEEN QUALIFIED UNDER ANY STATE SECURITIES LAWS. ACCORDINGLY, THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE
           STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

			Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the
Company shall have received the opinion referred to in Section 6.4 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

 		6.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 6.4. Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer.
Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted
Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 6.3 above, except that such certificate shall not bear such restrictive legend if the opinion of counsel letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act.

		6.5	Reports Under Securities Exchange Act of 1934.  With a view to making available to the holders the benefits of Rule 144 promulgated under the
Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

			a.	make and keep public information available (as provided in Rule
144) at all times;

			b.	file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities
Exchange Act of 1934 (the "Exchange Act"); and

			c.	furnish to any Holder so long as such Holder owns any of the Restricted
Securities upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities
Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the
Company as may be reasonably requested in availing any holder of any rule or regulation of the Commission permitting the selling of any such Restricted
Securities without registration.

	7.	Exchange and Replacement of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an indemnity agreement or bond reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the
Company will make and deliver a new Warrant of like tenor, in lieu of this
Warrant.

	8.	Rights Prior to Exercise of Warrant.  Prior to the exercise of this
Warrant, the holder of this Warrant shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, as to those shares of Common Stock subject to this Warrant, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

	9.	Notices.  Any and all notices, demands, requests or other communications required or permitted by this Warrant or by law to be served on, given to or delivered to any party hereto by any other party to this Warrant shall be in writing and shall be deemed duly served, given or delivered upon delivery by facsimile transmission (confirmed by any of the methods that follow), by courier service (with proof of service), by hand delivery, or by certified or registered mail (return receipt requested and first-class postage prepaid)
and addressed as follows:

	If to the Warrant Holder:	            			with copies to:

	Tannehill Oil Company	                			Roger Coley, Esq.
	c/o Boyce Resource Development Co.     		330 H Street, No. 7
	Attn:	 Mr. Albert G. Boyce, Jr.	       		Bakersfield, California 93304
 Managing General Partner
	120 Manteca Avenue
	P.O. Box 871		                        			Facsimile No. (805) 327-9120
	Manteca, California  95336			           	Confirmation No. (805) 328-5575
	Facsimile No. (209) 239-7886
	Confirmation No. (209) 239-4014

	If to the Company:	                    				with copies to:

	Berry Petroleum Company	                			Nordman, Cormany, Hair &
                                            Compton
	28700 Hovey Hills Road			                 	Attn:	Laura K. McAvoy, Esq.
	Post Office Bin X	                     				1000 Town Center Drive,
                                            Sixth Floor
	Taft, California 93268				                 Post Office Box 9100
 Attn: President                       					Oxnard, California 93031-9100

	Facsimile No. (805) 769-8960            			Facsimile No. (805) 988-8387
	Confirmation No. (805) 769-8811		         	Confirmation No. (805) 485-1000


Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Either party may change their address for the purposes of this Warrant, by giving notice of the change, in the manner required by this Section, to the other party.

	10.	Successors. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns and shall be binding upon any person, firm, corporation or other entity to whom this Warrant and any shares of
Common Stock issuable upon exercise hereof are transferred (even if in violation of the provisions of this Warrant) and the heirs, executors, personal representatives, successors and assigns of such person, firm, corporation or other entity.

	11.	Governing Law.  This Warrant shall be construed in accordance with and be governed by the laws of the State of Delaware, without regard to its conflict of laws principles.

	IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officers.


             							BERRY PETROLEUM COMPANY,
              						a Delaware corporation

             							By:	_______________________________
                								Jerry V. Hoffman, President
                								and Chief Executive Officer


             							By:	_______________________________
                								Kenneth A. Olson, Secretary

                       	ELECTION TO PURCHASE


To: BERRY PETROLEUM COMPANY


    	The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase ___________ shares of Class A Common Stock in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Exercise Price provided in such Warrant.


COMPLETE FOR REGISTRATION OF SHARES OF COMMON STOCK ON THE STOCK
TRANSFER RECORDS MAINTAINED BY BERRY PETROLEUM COMPANY:


________________________________________________________________
Name of Warrant Holder

________________________________________________________________
Address

________________________________________________________________

________________________________________________________________
Social Security or Other Identifying Number


Signature: __________________________________

Date: _______________________________________